Exhibit 10.1

LIMITED WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS LIMITED WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Waiver"), dated as of June 28, 2018, by and among PLUG POWER INC., a Delaware corporation, EMERGING POWER INC., a Delaware corporation, EMERGENT POWER INC., a Delaware corporation and each of their Qualified Subsidiaries (hereinafter collectively referred to as the "Borrower") and NY GREEN BANK (the "Lender"), a division of the New York State Energy Research & Development Authority ("NYSERDA").

WITNESSETH:

WHEREAS, the Borrower and Lender are parties to that certain Amended and Restated Loan and Security Agreement, dated as of July 21, 2017 (as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Lender has agreed to provide to Borrower a certain loan (the "Term Loan") in accordance with the terms and conditions thereof;

WHEREAS, the Borrower has requested that the Lender consent to this Waiver;

WHEREAS, the Lender is willing to agree to this Waiver, subject to and in accordance with the terms and conditions set forth in this Waiver.

NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.           RECITALS; DEFINITIONS. The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof. All capitalized terms used but not otherwise defined herein have the meanings given such terms in the Loan Agreement.

2.           WAIVER.

(a)          Subject to the terms of this Waiver, the Lender hereby agrees that Borrower's obligations under Section 9.4 of the Loan Agreement to maintain on the Test Balance Date of 6/30/18 an outstanding balance of all Advances less than or equal $24,917,116 is waived, provided however that such waiver may be revoked by Lender at any time upon not less than twenty (20) days' written notice to Borrower.

(b)         For so long as the wavier set forth in Section 2(a) above, is in effect and not revoked, the schedule of outstanding balances on all Advances set forth in the definition of Amortization Schedule in the Loan Agreement shall be replaced with the Schedule set forth on Exhibit A attached hereto. In the event that the waiver set forth in Section 2(a), above, is revoked, the schedule of outstanding balances on all Advances set forth on Exhibit A attached hereto shall also be revoked, and the definition of Amortization Schedule shall revert to the definition in the Loan Agreement, effective as of the date of revocation of such waiver.

(c)          The waiver set forth in this Section 2 is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (1) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (2) otherwise prejudice any right or remedy which the Lender may now have or may have in the future under or in connection with any Loan Document.

3.           CONDITIONS TO EFFECTIVENESS. This Waiver shall become effective upon satisfaction of each of the conditions specified below:

(a)           Borrower and Lender shall have each received one or more counterparts of this Waiver, duly executed, completed and delivered by Borrower and Lender;

(b)           Borrower and Lender shall have received all other documents and instruments as the Borrower and Lender may mutually deem necessary or appropriate to effectuate the intent and purpose of this Waiver.

(c)           Lender shall have received from Borrower the amount of $10,000 in immediately available funds (the "Limited Fee"), provided, however, that, in the event Lender revokes its waiver granted pursuant to Section 2(a), above, on or before the date that is thirty (30) days from, but excluding, the date of this Waiver, the Lender shall fully refund to Borrower the Limited Fee within ten (10) Business Days from the effective date of such revocation.

4.           REAFFIRMATION OF LOAN DOCUMENTS. By executing and delivering this Waiver, Borrower hereby expressly (i) reaffirms, ratifies and confirms its Obligations under the Loan Agreement and the other Loan Documents, (ii) agrees that this Waiver shall be a "Loan Document" under the Loan Agreement and (iii) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

5.           REAFFIRMATION OF GRANT OF SECURITY INTEREST IN COLLATERAL. Borrower hereby expressly reaffirms, ratifies and confirms its obligations under the Loan Agreement, including its grant to the Lender, of the security interest in all of the Collateral.

6.           NO OTHER WAIVERS. The limited waiver and amendment in this Waiver is applicable only as provided herein, and does not constitute a future waiver of any matter whatsoever, nor a waiver of anything other than the matter expressly set forth herein. Unless specifically noted herein, nothing herein amends, modifies or restates the terms of any other Loan Document. Nothing in this Waiver is intended, nor shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower's Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Lender's security interest in security titles to or other liens on any Collateral.

7.           RELEASE. In consideration of the agreements of the Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges Lender and all respective affiliates and subsidiaries of Lender, their respective officers, employees, agents, attorneys, principals, advisors, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") arising out of or related to the Loan Agreement, the other Loan Documents, or the transactions contemplated therein, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which Borrower ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Waiver. Borrower covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this waiver. Borrower acknowledges and agrees that the Released Lender Parties have acted in good faith in negotiating and entering into this Waiver and that the provisions hereof are not in breach or violation of any duty or obligation, express or implied, of the Released Lender Parties to Borrower. The agreements set forth in this Section 7 shall survive the termination or expiration of this Waiver and the termination of the Loan Documents and the repayment, satisfaction or discharge of the Obligations.

8.           REPRESENTATIONS AND WARRANTIES; LIENS; NO DEFAULT, NO  CONFLICT. Borrower hereby represents, warrants and covenants with and to the Lender as follows: (i) all of the representations and warranties set forth in the Loan Documents continue to be true and correct in all material respects as of the date hereof, except to the extent such representations and warranties by their terms expressly relate only to a prior date (in which case such representations and warranties shall be true and correct in all material respects as of such prior date); (ii) as of the date hereof, there are no Events of Default that have not been waived or cured; (iii) Lender has and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Lender pursuant to the Loan Documents or otherwise granted to or held by Lender, for the benefit of Lender; (iv) the agreements and obligations of Borrower contained in the Loan Documents and in this Waiver constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by the application of general principles of equity; and (v) the execution, delivery and performance of this Waiver by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues.

9.           ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Waiver with its counsel.

10.         SEVERABILITY OF PROVISIONS. In case any provision of or obligation under this Waiver shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

11.         FURTHER ASSURANCES. Borrower hereby agrees that at any time and from time to time, at the expense of Borrower, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Lender may reasonably request, in connection with this Waiver, or to enable them to exercise and enforce their rights and remedies under this Waiver, the Loan Agreement and the other Loan Documents.

12.         COSTS AND EXPENSES. Borrower shall be responsible for the payment of all fees, costs and expenses incurred by the Lender in connection with the preparation and negotiation of this Waiver, including, without limitation, any and all fees and expenses of Lender's in-house (without duplication of work performed by outside counsel) and outside counsel.

13.         REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

(a)          Upon the effectiveness of this Waiver, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as modified by this Waiver.

(b)         The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided in this Waiver, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

14.         GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK).

15.         SUCCESSORS/ASSIGNS. This Waiver shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Loan Documents.

16.         HEADINGS. Section headings in this Waiver are included for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

17.         ENTIRE AGREEMENT. The Loan Agreement and the other Loan Documents as and when modified by this Waiver embody the entire agreement between the parties hereto relating to the subject matter thereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter thereof

18.         COUNTERPARTS. This Waiver may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Waiver by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWER:

PLUG POWER INC.
Signature:	/s/ Paul B Middleton

Print Name:	Paul B Middleton

Title:	Senior Vice President and Chief Financial Officer

BORROWER:

EMERGING POWER INC
Signature:	/s/ Paul B Middleton

Print Name:	Paul B Middleton

Title:	Senior Vice President and Chief Financial Officer

BORROWER:

EMERGENT POWER INC
Signature:	/s/ Paul B Middleton

Print Name:	Paul B Middleton

Title:	Senior Vice President and Chief Financial Officer

Accepted in New York, New York:

LENDER
NY GREEN BANK
A Division of the New York State Energy Research & Development Authority

Signature:	/s/ Alfred Griffin
Print Name:	Alfred Griffin

Title:	President

EXHIBIT A

Schedule of Outstanding Balances on all Advances

Balance Test Date	Outstanding Balance of Advances
6/30/2018	27,312,614
9/30/2018	21,866,066
12/31/2018	17,153,218
3/31/2019	16,680,373
6/30/2019	15,626,730
9/30/2019	9,397,607
12/31/2019	0